Earnings Conference Call January 30, 2014 Quarter Ended December 31, 2013

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) continued net losses could impact our ability to realize current operating plans and could materially adversely affect our liquidity and our ability to continue to operate; (iii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iv) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (v) changes in the competitive environment; (vi) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vii) economic, political, or regulatory changes in the countries in which we operate; (viii) difficulties, delays or unexpected costs in completing the restructuring plan; (ix) equity method investments expose us to a variety of risks; (x) acquisitions and other strategic transactions expose us to a variety of risks; (xi) inability to attract, train and retain effective employees and management; (xii) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xiii) exposure to claims alleging product defects; (xiv) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that limit our flexibility in operating our business; and (xx) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions. 2

Income Statement Highlights U.S. GAAP Dec-13 Sep-13 Net sales 207,339$ 208,449$ Gross margin 37,662$ 30,917$ Gross margin as a percentage of net sales 18.2% 14.8% Selling, general and administrative 22,431$ 22,315$ SG&A as a percentage of net sales 10.8% 10.7% Operating income 3,623$ 1,583$ Loss from continuing operations (4,746)$ (11,947)$ Loss from discontinued operations (1,076)$ (1,151)$ Net loss (5,822)$ (13,098)$ Loss per share - basic (0.13)$ (0.29)$ Loss per share - diluted (0.13)$ (0.29)$ Weighted avg. shares - basic 45,120 45,092 Weighted avg. shares - diluted 45,120 45,092 (Amounts in thousands, except percentages and per share data) For the Quarters Ended 3

Income Statement Highlights Non-GAAP Dec-13 Sep-13 Net sales 207,339$ 208,449$ Adjusted gross margin 38,412$ 32,180$ Gross margin as a percentage of net sales 18.5% 15.4% Adjusted selling, general and administrative 20,795$ 20,741$ SG&A as a percentage of net sales 10.0% 10.0% Adjusted operating income 11,621$ 5,881$ Adjusted net income (loss) from continuing operations 892$ (4,582)$ Income (loss) per share from continuing operations - basic 0.02$ (0.10)$ Income (loss) per share from continuing operations - diluted 0.02$ (0.10)$ Adjusted EBITDA from continuing operations 23,223$ 17,784$ Weighted avg. shares - basic 45,120 45,092 Weighted avg. shares - diluted 52,494 45,092 (Amounts in thousands, except percentages and per share data) For the Quarters Ended 4

Adjusted Gross Margin (Amounts in thousands, except percentages) Dec-13 Sep-13 Net sales 207,339$ 208,449$ Gross margin 37,662$ 30,917$ Adjustments: Stock-based compensation 265 213 Plant start-up costs 485 1,050 Adjusted gross margin 38,412$ 32,180$ Adjusted gross margin as a percentage of net sales 18.5% 15.4% For the Quarters Ended 5

Adjusted Selling, General & Administrative Expenses Dec-13 Sep-13 Net sales 207,339$ 208,449$ Selling, general and administrative expenses 22,431$ 22,315$ Adjustments: NEC TOKIN investment related expenses (249) (125) ERP integration costs (994) (1,072) Stock-based compensation (393) (377) Adjusted selling, general and administrative expenses 20,795$ 20,741$ Adjusted selling, general and administrative as a percentage of net sales 10.0% 10.0% (Amounts in thousands, except percentages) For the Quarters Ended 6

Financial Highlights (Amounts in millions, except DSO and DPO) Dec-13 Sep-13 Cash, cash equivalents and restricted cash 69,622$ 72,339$ Capital expenditures (for the qtrs ended) 6,656$ 8,663$ Short-term debt 27,672$ 29,772$ Long-term debt 371,388 370,684 Debt premium 2,835 2,822 Total debt 401,895$ 403,278$ Equity 237,827$ 237,907$ Net working capital (1) 222,797$ 223,366$ Days in receivables (DSO)(2) 41 44 Days in payables (DPO)(2) 32 35 (1) Calculated as accounts receivable, net, plus inventories, net, less accounts payable (2) Calculated by annualizing the current quarter’s Net sales and Cost of sales 7

Adjusted Operating Income Dec-13 Sep-13 Net sales 207,339$ 208,449$ Operating income 3,623 1,583 Adjustments: Write down long-lived assets 3,358 - Restructuring charges 2,194 1,365 ERP integration costs 994 1,072 Plant start-up costs 485 1,050 Stock-based compensation 689 644 NEC TOKIN investment related expenses 249 125 Net loss on sales and disposals of assets 29 42 Adjusted operating income 11,621$ 5,881$ (Amounts in thousands) For the Quarters Ended 8

Adjusted Net Income (Loss) From Continuing Operations and Adjusted EBITDA Dec-13 Sep-13 Loss from continuing operations (4,746)$ (11,947)$ Adjustments: Write down of long-lived assets 3,358 - Restructuring charges 2,194 1,365 Equity (income) loss from NEC TOKIN (1,657) 1,243 ERP integration costs 994 1,072 Change in value of NEC TOKIN options (1,716) 383 Plant start-up costs 485 1,050 Amortization included in interest expense 858 945 Stock-based compensation 689 644 Net foreign exchange loss 207 514 NEC TOKIN investment related expenses 249 125 Net loss on sales and disposals of assets 29 42 Income tax effect of non-U.S. GAAP adjustments (52) (18) Adjusted net income (loss) from continuing operations 892$ (4,582)$ Adjusted EPS from continuing operations - basic 0.02$ (0.10)$ Adjusted EPS from continuing operations - diluted 0.02$ (0.10)$ Adjusted EBITDA from continuing operations 23,223$ 17,784$ Weighted avg. shares - basic 45,120 45,092 Weighted avg. shares - diluted 52,494 45,092 (Amounts in thousands, except percentages and per share data) For the Quarters Ended 9

Adjusted Operating Income Solid Capacitors Dec-13 Sep-13 Net sales 156,082$ 157,714$ Operating income 27,616 25,387 Adjustments: Write down of long-lived assets 2,802 - Restructuring charges 91 99 Net loss on sales and disposals of assets (8) 60 ERP integration costs 12 18 Stock-based compensation 118 39 Adjusted operating income 30,631$ 25,603$ (Amounts in thousands) For the Quarters Ended 10

Adjusted Operating Income Film & Electrolytics Dec-13 Sep-13 Net sales 51,257$ 50,735$ Operating loss (2,374) (2,212) Adjustments: Write down of long-lived assets 556 - Restructuring charges 2,100 1,062 Pla t start-up costs 485 1,050 Stock-based compensation 147 173 ERP integration costs 80 74 Net gain on sales and disposals of assets 19 (66) Adjusted operating income 1,013$ 81$ (Amounts in thousands) For the Quarters Ended 11

Sales Summary Q3 FY14 12 Telecom 18% Computer 15% Consumer 8% Ind/Light 25% Automotive 22% Def/Med 12% Industry EMS 18% OEM 40% Dist 42% Channel Americas 32% EMEA 33% APAC 35% Region SC 74% F&E 26% Business Group

Adjusted EBITDA From Continuing Operations Reconciliation (Amounts in thousands) Dec-13 Sep-13 GAAP Loss from continuing operations (4,746)$ (11,947)$ Depreciation and amortization 11,762 11,952 Interest expense, net 10,342 9,897 Income tax expense 1,033 1,444 EBITDA from continuing operations 18,391 11,346 Excluding the following items (Non-GAAP) Write down of long-lived assets 3,358 - Restructuring charges 2,194 1,365 Equity (income) loss from NEC TOKIN (1,657) 1,243 ERP integration costs 994 1,072 Change in value of NEC TOKIN options (1,716) 383 Plant start-up costs 485 1,050 Stock-based compensation expense 689 644 Net foreign exchange (gain) loss 207 514 NEC TOKIN investment related expenses 249 125 Net loss on sales and disposals of assets 29 42 Adjusted EBITDA from continuing operations 23,223$ 17,784$ For the Quarters Ended 13

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations and believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations and believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income Adjusted operating income represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations and believes that Adjusted operating income is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted operating income should not be considered as an alternative to operating loss or any other performance measure derived in accordance with GAAP. 14

Non-GAAP Financial Measures Continued Adjusted net income (loss) and Adjusted EPS from continuing operations Adjusted net income (loss) and Adjusted EPS from continuing operations represent net income (loss) and EPS from continuing operations, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income and Adjusted EPS from continuing operations to evaluate the Company's operating performance and believes that Adjusted net income and Adjusted EPS from continuing operations are useful to investors because they provide a supplemental way to possibly better understand the underlying operating performance of the Company. Adjusted net income and Adjusted EPS from continuing operations should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA from continuing operations Adjusted EBITDA from continuing operations represents net loss from continuing operations before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA from continuing operations as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA from continuing operations because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA from continuing operations is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA from continuing operations are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA from continuing operations, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA from continuing operations should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA from continuing operations is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 15

Non-GAAP Financial Measures Continued Our Adjusted EBITDA from continuing operations measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA from continuing operations should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA from continuing operations only supplementally. 16